Exhibit B

                             JOINT FILING AGREEMENT

      In accordance with Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended, the persons named below agree to the joint filing on behalf of each of them of a statement on Schedule 13G (including amendments thereto) with respect to the common stock, par value $0.01 per share, of Cali Realty Corporation.

Dated as of February 14, 1997
                                       /s/ John J. Cali
                                       -----------------------------------------
                                       John J. Cali, Chairman of the Board

                                       /s/ Thomas A. Rizk
                                       -----------------------------------------
                                       Thomas A. Rizk
                                       President, Chief Executive Officer
                                        and Director

                                       /s/ John R. Cali
                                       -----------------------------------------
                                       John R. Cali
                                       Chief Administrative Officer

                                       /s/ Brant B. Cali
                                       -----------------------------------------
                                       Brant B. Cali
                                       Chief Operating Officer and Secretary

                                       /s/ James Nugent
                                       -----------------------------------------
                                       James Nugent
                                       Vice President - Leasing

                                       /s/ Albert Spring
                                       -----------------------------------------
                                       Albert Spring
                                       Vice President - Operations

                                       /s/ Roger W. Thomas
                                       -----------------------------------------
                                       Roger W. Thomas, Vice President,
                                       General Counsel and Assistant
                                       Secretary

                                       /s/ Barry Lefkowitz
                                       -----------------------------------------
                                       Barry Lefkowitz,
                                       Chief Financial Officer
                                       and Vice President - Finance

                                       /s/ Angelo R. Cali
                                       -----------------------------------------
                                       Angelo R. Cali, Director

                                       /s/ Edward Leshowitz
                                       -----------------------------------------
                                       Edward Leshowitz, Director

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                                       /s/ Christopher Cali
                                       -----------------------------------------
                                       Christopher Cali

                                       /s/ Jonna Cali
                                       -----------------------------------------
                                       Jonna Cali

                                       /s/ Philip Cali
                                       -----------------------------------------
                                       Philip Cali

                                       /s/ Rose Cali
                                       -----------------------------------------
                                       Rose Cali

                                       /s/ Edward Leshowitz
                                       -----------------------------------------
                                       Edward Leshowitz, as trustee for
                                       ARC 75 Trust John R

                                       /s/ Edward Leshowitz
                                       -----------------------------------------
                                       Edward Leshowitz, as trustee for
                                       ARC 75 Trust Joanne

                                       /s/ Edward Leshowitz
                                       -----------------------------------------
                                       Edward Leshowitz, as trustee for
                                       ARC 75 Trust Angela

                                       /s/ Edward Leshowitz
                                       -----------------------------------------
                                       Edward Leshowitz, as trustee for
                                       JJC 79 Trust

                                       /s/ Edward Leshowitz
                                       -----------------------------------------
                                       Edward Leshowitz, as trustee for
                                       ARC 79 Trust

                                       /s/ Jed Leshowitz
                                       -----------------------------------------
                                       Jed Leshowitz

                                       /s/ Susan Sandson
                                       -----------------------------------------
                                       Susan Sandson

                                       /s/
                                       -----------------------------------------
                                       TAR Investments L.P.
                                       By: TAR Realty Corp. General Partner

                                       By: /s/ Thomas A. Rizk
                                          --------------------------------------
                                              Thomas A. Rizk, President